Exhibit 99.2

LASSO PARTNERS, LLC
3660 Stoneridge Rd., Suite A 101
Austin, Texas  78746
Telephone:  (512) 327-6122
Facsimile:  (512) 327-9626

April 23, 2008

Daybreak Oil and Gas, Inc.
601 West Main Avenue, Suite 1012
Spokane, Washington  99201
Attn.:  Mr. Tim Lindsey

Dear Mr. Lindsey:

When executed on behalf of Daybreak Oil and Gas, Inc. (“Daybreak”), in the space provided below, this letter shall constitute an amendment to that certain Purchase and Sale Agreement dated as of January 15, 2008 (the “Agreement”), between Daybreak and Lasso Partners, LLC (“Lasso”), for the sale of the interests of Daybreak to Lasso in the Tensas River Farms Project in Tensas and Franklin Parishes, Louisiana.  Daybreak and Lasso are sometimes collectively referred to herein as the “Parties”, and individually as a “Party”.  Capitalized terms not otherwise defined herein shall have the same meaning assigned thereto in the Agreement.

The Agreement contemplates the acquisition by Lasso of the entire interest of Daybreak Oil and Gas, Inc., in the Assets, as defined therein, in two transactions for a total unadjusted Purchase Price of Eight Million Dollars ($8,000,000.00).  The First Transaction was closed on January 18, 2008, at which Lasso delivered to Daybreak an installment of the Purchase Price equal to Two Million Dollars ($2,000,000.00), and Daybreak delivered to Lasso the First Conveyance of twenty five percent (25%) of Daybreak’s interest in the Assets.  The Second Transaction is presently scheduled to close on or before April 30, 2008.

By this letter, the Parties agree that the Second Transaction shall be closed in two stages.  There shall be an intermediate closing (the “Intermediate Closing”) on April 30, 2008, at which Lasso shall deliver to Daybreak an installment of the Purchase Price equal to Five Hundred Thousand Dollars ($500,000.00), and in which Daybreak shall deliver to Lasso a conveyance of the form attached hereto as Exhibit “A”, assigning to Lasso an undivided 8.33333% of Daybreak’s remaining interest in the Assets (i.e., 6.25% of the interest in the Assets which Daybreak held when the Agreement was signed).

All of the representations and warranties of the Parties set forth in Articles 4 and 5 of the Agreement, all of the covenants of the Parties set forth in Article 6 of the Agreement, and all of the conditions to the Second Closing which are set forth in Article 7, Sections 7.3 and 7.4 of the Agreement shall be equally applicable to the Intermediate Closing.  The Intermediate Closing shall take place at 10:00 a.m. on April 30, 2008, at the offices of Lasso, unless otherwise agreed by the Parties.

The Agreement is amended to extend the deadline for the Second Closing until May 31, 2008.  Section 2.1 of the Agreement is amended to reflect that the Second Closing Payment for the Assets conveyed pursuant to the Second Transaction shall be Five Million Five Hundred Thousand Dollars ($5,500,000.00), adjusted as provided in Section 2.3 of the Agreement.  Section 8.5 of the Agreement is amended by replacing references to April 30, 2008, with the date May 31, 2008.

Daybreak agrees that if requested by Lasso, the sum of One Hundred Thousand Dollars ($100,000.00) out of the Second Closing Payment shall be placed in escrow at the Second Closing.  The escrow shall extend for a period of sixty (60) days after the Second Closing, and is for the express purpose of satisfying any mechanics or contractor’s liens, encumbrances, outstanding taxes or other title defects against the Assets which may be discovered during the escrow period.  At the end of the escrow period, the escrow amount, less any portion thereof which may have been used to discharge any encumbrance, shall be released to Daybreak.

Section 11.4 of the Agreement is also amended to reflect the change in the address of Lasso for notice purposes as follows:

If to Purchaser:	Lasso Partners, LLC
3660 Stoneridge Rd., Suite A 101
Austin, Texas 78746
Attn.: Mr. Bill R. Orr
Telephone: (512) 327-6122
Facsimile: (512) 327-9626

Except as amended herein, all of the terms and provisions of the Agreement shall remain in effect as originally stated, and are ratified and confirmed by the Parties.

If the foregoing accurately sets forth your understanding of our amendments to the Agreement, please evidence your acceptance by signing in the space provided below, and returning one fully executed counterpart of this Agreement to the undersigned.

Yours very truly,

LASSO PARTNERS, LLC

Date	By:	/s/ BILL R. ORR
Bill R. Orr, President

AGREED AND ACCEPTED this 30th day of April, 2008.

DAYBREAK OIL AND GAS, INC.

By: /s/ TIM R. LINDSEY
Tim R. Lindsey, President

EXHIBIT “A”

(Attached to and made a part of Letter of Amendment to Purchase and Sale Agreement between Daybreak Oil and Gas, Inc., and Lasso Partners, LLC)

INTERMEDIATE CONVEYANCE

CONVEYANCE AND BILL OF SALE

This CONVEYANCE AND BILL OF SALE (this “Conveyance”) from Daybreak Oil and Gas, Inc., whose address is 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201 (“Grantor”) to Lasso Partners, LLC, whose address is 3660 Stoneridge Rd., Suite A 101, Austin, Texas  78746 (“Grantee”), is executed this 30th day of April, 2008, but effective as of 7:00 a.m., local time, where the respective Assets (as defined below) are located, on January 1, 2008 (the “Effective Time”).

ARTICLE 1. CONVEYANCE

Grantor, for good and valuable consideration, in hand paid, the receipt and sufficiency of which is hereby acknowledged, hereby grants, bargains, sells, and conveys unto Grantee, subject to the Permitted Encumbrances, eight and one-third percent (8.33333%) of all present right, title and interest of Grantor in and to the following  (collectively, the “Assets”), which with respect to the Leases, Wells and Units described below shall not be less than the working interests and net revenue interests shown on Exhibits “A,” “A-1” and “A-2” attached hereto:

(a) The oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, mineral fee interests, carried interests, and other properties and interests described on Exhibit “A”, together with any other leases or interests within or pertaining to lands within the Area of Mutual Interest described in Section 1.2(d) hereof (collectively, the “Leases”), and any and all oil, gas, water, CO2 or injection wells thereon, including the interests in the wells shown on Exhibit “A-1” attached hereto (the “Wells”);

(b) All pooled, communitized or unitized acreage which includes all or a part of any Lease or includes any Well including but not limited to those production units described on Exhibit “A-2” (the “Units”), and all tenements, hereditaments and appurtenances belonging to the Leases and Units;

(c) All gas and water pipelines and gathering systems and water disposal systems, compressors, wellhead equipment and facilities, central production facilities, saltwater disposal wells and facilities located on the Leases or used in connection with the Wells (collectively, the “Facilities” and, together with the Units, Leases and Wells, the “Properties”);

(d) All presently existing written contracts, agreements and instruments by which the Assets are bound, to the extent applicable to the Assets, including but not limited to, operating agreements, unitization, pooling and communitization agreements, declarations and orders, area of mutual interest agreements, joint venture agreements, farmin and farmout agreements, exchange agreements, transportation agreements, and agreements for the sale and purchase of Hydrocarbons and processing agreements, to the extent applicable to the Properties or the production of Hydrocarbons from the Properties (the “Contracts”);

(e) All surface fee interests, easements, permits, licenses, servitudes, rights-of-way, surface leases and other surface rights appurtenant to, and used or held for use in connection with, the Properties (“Appurtenant Rights”);

(f) All equipment, machinery, fixtures and other tangible personal property and improvements located on the Properties or used or held for use in connection with the operation of the Properties (the “Equipment”);

(g) All of the following, to the extent related to the Properties and in Seller’s possession, or used or held for use in connection with the maintenance or operation thereof and to the extent such are assignable or transferable by Seller without restriction under applicable law or any contracts, instruments or agreements (and without payment by Seller):  all technical information, including, but not limited to, all geological, geochemical and geophysical information, geographic and structural geological maps, well logs and related analyses and correlations, paleontological data, stratigraphic studies and data pertaining to permeability or porosity, seismic and gravitational data and production records, engineering and geological data, consultants' studies or reports regarding any of the foregoing and any and all interpretative analyses of the foregoing; copies of all insurance policies and bonds, all original books, records, files, documents (including accounts payable and receivable, accounting records, Leases, deeds, and Contracts); all title information (including, but not limited to, lease files, land files, well files, division order files, agreement files, gas sales, gathering and processing files, title opinions, abstracts, evidence that rentals, royalties and other payments due under the Leases and Contracts have been paid, evidence that Taxes have been paid, maps and surveys, lease records and data sheets), computer-sensible copies of all of Seller’s computer records; and all plans for exploration and development, applications, inspection reports, environmental impact statements, assessments and studies, permits, licenses, orders, consents, notices, correspondence and other statements and instruments pertaining to environmental matters and requirements that have been filed with or supplied to or by any Governmental Authority (the “Records”).

TO HAVE AND TO HOLD the undivided interest herein described in the Assets unto Grantee, its successors and assigns, forever, subject, however, to the terms and conditions of this Conveyance.

ARTICLE 2. TITLE AND LIMITED WARRANTY

Section 2.1 Warranty.

(a) Grantor warrants title to its interest in the Assets, subject to the Permitted Encumbrances (as defined below), unto Grantee, its successors and assigns, against all persons claiming or to claim the same or any part thereof, by, through and under Grantor, but not otherwise.

(b) Grantor hereby assigns to Grantee all rights, claims, and causes of action on title warranties given or made by Grantor’s predecessors, to the extent Grantor may legally transfer such rights.

(c) The Assets are hereby conveyed to Grantee subject to the Leases and Contracts and to that certain Purchase and Sale Agreement dated January 15, 2008, between Grantor and Grantee as amended by Letter Agreement dated April ____, 2008, (the “Agreement”).

Section 2.2 Permitted Encumbrances.  As used herein, the term "Permitted Encumbrances" means any or all of the following:

(a) Lessors’ royalties and any overriding royalties, reversionary interests and other burdens (and any liens or security interests created by law or reserved in instruments creating such interests to secure payment of same) to the extent that they do not, individually or in the aggregate, reduce Seller’s net revenue interests below that shown in Exhibits “A,” “A-1” and “A-2” or increase Seller’s working interest above that shown in Exhibits “A,” “A-1” and “A-2” without a corresponding increase in the net revenue interest;

(b) All leases, unit agreements, pooling agreements, operating agreements, production sales contracts, division orders and other contracts, agreements and instruments applicable to the Leases and appearing of record or disclosed by Seller to Purchaser in writing, to the extent that they do not, individually or in the aggregate, reduce Seller’s net revenue interests below that shown in Exhibit “A-1” or increase Seller’s working interest above that shown in Exhibit “A” and “A-2” without a corresponding increase in the net revenue interest;

(c) Third-party consent requirements, preferential rights and similar restrictions with respect to which waivers or consents have been obtained by Seller from the appropriate parties or the appropriate time period for asserting the right has expired or which need not be satisfied prior to a transfer;

(d) Liens for current Taxes or assessments not yet due;

(e) Materialmen’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent;

(f) All rights to consent by, required notices to, filings with, or other actions by governmental agencies in connection with the sale or conveyance of oil and gas leases or interests therein or sale of production therefrom if the same are prudently obtained subsequent to such sale or conveyance; and

(g) Easements, rights of way, servitudes, permits, surface leases, and other rights in respect of surface operations on or over any of the Properties which do not materially interfere with the current or proposed operations on the Properties.

ARTICLE 3. MISCELLANEOUS

Section 3.1 Further Assurances.  After the Effective Time, Grantor, without further consideration, will use its reasonable efforts to execute, deliver and record or cause to be executed, delivered and recorded such good and sufficient instruments of conveyance and transfer, and take such other action as may be reasonably required to effectively vest in Grantee beneficial and record title to the undivided interest herein described in the Assets covered by the Agreement and conveyed pursuant hereto and, if applicable, to put Grantee in actual possession of such Assets.

Section 3.2 Successors and Assigns.  This Conveyance shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.3 Titles and Captions.  All article or section titles or captions in this Conveyance are for convenience only, shall not be deemed part of this Conveyance and in no way define, limit, extend, or describe the scope or intent of any provisions hereof.  Except to the extent otherwise stated in this Conveyance, references to “Articles” and “Sections” are to Articles and Sections of this Conveyance, and references to “Exhibits” are to Exhibits attached to this Conveyance, which are made parts hereof for all purposes.

EXECUTED to be effective as of the Effective Time.

WITNESS: By: ________________________________ Printed Name: ________________________ By: ________________________________ Printed Name: ________________________	GRANTOR: DAYBREAK OIL AND GAS, INC. By: ________________________________ Tim R. Lindsey President
WITNESS: By: ________________________________ Printed Name: ________________________ By: ________________________________ Printed Name: ________________________	GRANTEE: LASSO PARTNERS, LLC By: ________________________________ Bill R. Orr President

STATE OF ____________    §
                     §
COUNTY OF __________     §

This instrument was acknowledged before me on the ____ day of April, 2008, by Tim R. Lindsey, President of DAYBREAK OIL AND GAS, INC., a Washington corporation, on behalf of said corporation.

Notary Public, State of ______________

My Commission expires:

STATE OF TEXAS                                §
                      §
COUNTY OF TRAVIS                           §

This instrument was acknowledged before me on the ____ day of April, 2008, by Bill R. Orr, as President of LASSO PARTNERS, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas
My Commission expires:___________________

EXHIBIT “A”

LEASES

(Attached to and made a part of Conveyance and Bill of Sale

between Daybreak Oil and Gas, Inc. and Lasso Partners, LLC.)

Lease 1:
Oil, Gas and Mineral Lease dated February 18, 2002, from Chicago Mill and Lumber Company, as Lessor, to Clayton Williams Energy, Inc., as Lessee, recorded in Mineral Book 64, page 156, Tensas Parish, Louisiana, and recorded at Reg. No. 304999, Franklin Parish, Louisiana, covering 2,000 acres of land, more or less in Tensas and Franklin Parishes, Louisiana, all as more particularly described in said lease.

Lease 2:
Oil, Gas and Mineral Lease dated March 3, 2006, from Tensas River Farms I, LLC, Tensas River Farms II, LLC, and Tensas River Farms III, LLC, as Lessor, to Sam L. Pfiester, as Lessee, recorded in Mineral Book 65, page 797, and under Reg. 181063, Tensas Parish, Louisiana, and in Conveyance Book 370, Reg. No. 322021, Franklin Parish, Louisiana, covering 28,000 acres of land, more or less, in Tensas, Franklin and West Carroll Parishes, Louisiana, as more particularly described in said lease.

Lease 3:
Oil, Gas and Mineral Lease dated June 20, 2006, from Owen Corporation, as Lessor, to Sam L. Pfiester, as Lessee, recorded in Conveyance Book 376, Reg. No. 342535, Franklin Parish, Louisiana, covering 1,778 acres of land, more or less, in Franklin Parish, Louisiana, as more particularly described in said lease.

Lease 4:
Oil and Gas Lease dated October 23, 2006, from Anadarko E&P Company, LP, as Lessor, to Daybreak Oil and Gas, Inc., as Lessee, recorded in Conveyance Book 380, Reg. No. 326441, Franklin Parish, and in Mineral Book 67, page 299, Reg. No. 182862, Tensas Parish, Louisiana, covering 5,678.59 acres of land, more or less, in Tensas and Franklin Parishes, Louisiana, as more particularly described in said lease.

Lease 5:
State of Louisiana Oil and Gas Lease No. 19114 dated September 13, 2006, from the State Mineral Board of the State of Louisiana, acting on behalf of Tensas Basin Levee District, as Lessor, to Vision Exploration, L.L.C., as Lessee, recorded in Book 379, Reg. No. 326208, Franklin Parish, Louisiana, covering 39.96 acres of land, more or less, in the northeast-quarter of the northwest-quarter of Section 15, T12N, R9E, Franklin Parish, Louisiana, consisting of all of Tract 38577, Franklin Parish, Louisiana, all as more particularly described in said lease.

Lease 6:
State of Louisiana Oil and Gas Lease No. 19126 dated October 11, 2006, from the State Mineral Board of the State of Louisiana, as Lessor, to Vision Exploration, L.L.C., as Lessee, recorded in Conveyance Book 67, page 378, Reg. No. 182892, Tensas Parish, Louisiana, and in Conveyance Book 380, Reg. No. 326592, Franklin Parish, Louisiana, covering 141 acres of land, more or less, consisting of all of Tract 38598, in Franklin and Tensas Parishes, Louisiana, as more particularly described in said lease.

Lease 7:
State of Louisiana Oil and Gas Lease No. 19127 dated October 11, 2006, from the State Mineral Board of the State of Louisiana, as Lessor, to Vision Exploration, L.L.C., as Lessee, recorded in Conveyance Book 67, page 390, Reg. No. 182893, Tensas Parish, Louisiana, and in Conveyance Book 380, Reg. No. 326593, Franklin Parish, Louisiana, covering 187 acres of land, more or less, consisting of all of Tract 38599 in Franklin and Tensas Parishes, Louisiana, as more particularly described in said lease.

EXHIBIT “A-1”

WELLS

(Attached to and made a part of Conveyance and Bill of Sale
between Daybreak Oil and Gas, Inc. and Lasso Partners, LLC.)

Well Name	API No.	Operator	Working Interest	Net Revenue Interest
Tensas River Farms No. F-1		Daybreak Oil and Gas, Inc.	.66 BPO .36 APO	.495 BPO .270 APO
Tensas River Farms No. F-3		Daybreak Oil and Gas, Inc.	.361875 BPO .361875 APO	.269179 BPO .269179 APO
Tensas River Farms No. B-1		Daybreak Oil and Gas, Inc.	.6675 BPO .3675 APO	.500625 BPO .275625 APO
Tensas River Farms No. A-1		Daybreak Oil and Gas, Inc.	.21375 BPO .26062 APO	.160312 BPO .195468 APO
Tensas River Farms No. F-2		Daybreak Oil and Gas, Inc.	.18375 BPO .26062 APO	.137812 BPO .195468 APO

EXHIBIT “A-2”

UNITS

(Attached to and made a part of Conveyance and Bill of Sale
between Daybreak Oil and Gas, Inc. and Lasso Partners, LLC.)

Unit Name	Legal Description	Working Interest	Net Revenue Interest
Daybreak Oil & Gas, Inc. Tensas River Farm No. F-1	E/2 E/2 of Section 19 and the W/2 W/2 of Section 20-12N-10E, Tensas Parish	.66 BPO .36 APO	.495 BPO .270 APO

Daybreak Oil & Gas, Inc. Tensas River Farm No. F-3	S/2 of Section 17-12N-10E, Tensas Parish	.361875 BPO .361875 APO	.269179 BPO .269179 APO

Daybreak Oil & Gas, Inc. Tensas River Farm No. B-1	E/2 SE/4 of Section 22 and the SW/4 and W/2 of the SE/4 of Section 23-12N-9E, Franklin Parish	.6675 BPO .3675 APO	.500625 BPO .275625 APO

Daybreak Oil & Gas, Inc., Tensas River Farm No. A-1	E/2 of Section 13-12N-9E, Tensas Parish	.21375 BPO .26062 APO	.160312 BPO .195468 APO

Daybreak Oil & Gas, Inc., Tensas River Farm No. F-2	E/2 of Section 30-12N-10E, Tensas Parish	.18375 BPO .26062 APO	.137812 BPO .195468 APO